Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

The undersigned, Chief Executive Officer and Chairman of the Board of ACE*COMM Corporation (the “Company”), certifies, that, to his knowledge, on the date hereof that:

(a)	the Quarterly Report on Form 10-Q of the Company for the Quarter ended December 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly represents, in all material respects, the financial condition and results of the operations of the Company

Date: February 14, 2002

/s/George T. Jimenez

George T. Jimenez
Chief Executive Officer and
Chairman of the Board